PURCHASE ADVANCES, NET (Tables)	12 Months Ended
Jun. 30, 2019
PURCHASE ADVANCES, NET
Schedule of purchase advances

The Company purchased products and services from third parties during the normal course of business. Purchase advances, net consisted of the following:

	June 30,	June 30,	June 30,
	2018	2019	2019
Third Party	RMB	RMB	U.S. Dollars
Capitalized pre-contract costs	¥1,508,491	¥—	$—
Capitalized contract costs	4,221,942	—	—
Prepayment for others	7,376,745	1,592,076	231,852
Allowance for doubtful accounts	(452,632)	(248,500)	(36,189)
Total	¥12,654,546	¥1,343,576	$195,663

Schedule of movement of allowance for doubtful accounts

Movement of allowance for doubtful accounts is as follows:

	June 30,	June 30,	June 30,
	2018	2019	2019
	RMB	RMB	U.S. Dollars
Beginning balance	¥401,790	¥452,632	$65,916
Charge to (reversal of) expense	62,556	(41,919)	(6,105)
Less: write-off	(11,714)	(162,212)	(23,622)
Ending balance	¥452,632	¥248,500	$36,189